Exhibit 10.14

PROFITS INTEREST PLAN

OF

X-ENERGY MANAGEMENT, LLC

X-Energy Management, LLC, a Delaware limited liability company (the “Company”), has adopted this Profits Interest Plan of X-Energy Management, LLC (the “Plan”), as of June 13, 2022 (the “Effective Date”), for the benefit of its eligible employees and other service providers. The purpose of the Plan is to provide such eligible employees and service providers with an opportunity to participate in the Company’s future by offering them an opportunity to acquire an interest in the Company so as to enhance the Company’s ability to attract and retain individuals of exceptional talent to contribute to the sustained progress, growth and profitability of the Company.

Pursuant to the Plan, Participants will be granted an award of Profits Interest Units (each, an “Award” and collectively, the “Awards”) and will thereby become Members of the Company. The Profits Interest Units so acquired shall be governed by, and will be subject to the transfer and other restrictions and terms contained in (a) the Plan, (b) an Award Agreement, and (c) the LLC Agreements.

ARTICLE 1.

DEFINITIONS

Whenever a following term is used in the Plan, it shall have the meaning specified below unless the context clearly indicates to the contrary. Any other capitalized term used in the Plan but not otherwise defined herein shall have its respective meaning set forth in the Company LLC Agreement or the Holdco LLC Agreement (each as defined below), as the context so requires. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

1.1“Administrator” shall have the meaning set forth in Section 5.1.

1.2“Affiliate” shall have the meaning ascribed to such term in the Holdco LLC Agreement.

1.3“Award” shall have the meaning set forth in the preamble hereto.

1.4“Award Agreement” shall mean a written Profits Interest Award Agreement executed by the Company and the Participant, evidencing the terms of an Award made under the Plan, including exhibits thereto.

1.5“Cause” shall mean, with respect to any Participant (as determined by the Administrator in its sole discretion), (i) the willful failure of the Participant to substantially perform the duties of his or her services to the Company or any of its Affiliates (other than any such failure due to the Participant’s death or Disability); (ii) the Participant’s engaging in fraud, willful misconduct, or dishonesty that has caused or is reasonably expected to result in injury to the Company or any of its Affiliates; (iii) the Participant’s breach of any fiduciary duty owed to the Company or the Subsidiaries; (iv) the Participant’s conviction of, or entering a plea of guilty or nolo contendere to, a crime that constitutes a felony or involving moral turpitude; (v) the

Participant’s violation or breach of any material written Company policy or rule, or the Participant’s violation or breach of any of his obligations under any material written agreement or covenant with the Company or any of its Affiliates; or (vi) the Participant’s failure to cooperate, if requested by the Company or any of its Affiliates, with any investigation or inquiry into the Participant’s or the Company’s or any of its Affiliates’ business practices, whether internal or external, including, but not limited to, the Participant’s refusal to be deposed or to provide testimony at any trial or inquiry. A termination for Cause shall include a determination by the Administrator to that effect following the termination of the Participant’s services to the Company for any reason that would have justified a termination by the Company for Cause. Notwithstanding the foregoing, with respect to any Participant who is party to an employment or consulting agreement with the Company or any Subsidiary in which “Cause” is defined, “Cause” shall have the meaning specified in such Participant’s employment or consulting agreement, as the case may be.

1.6“Code” shall mean the Internal Revenue Code of 1986, as amended, or any successor statute or statutes thereto. Reference to any particular Code section shall include any successor section, and any regulations promulgated thereunder.

1.7“Company” shall have the meaning set forth in the preamble hereto.

1.8“Company Group” shall mean the Company and any Subsidiary or Affiliate thereof.

1.9“Company LLC Agreement” shall mean the Limited Liability Company Agreement of the Company, effective as of June 13, 2022, by and among the Company and the Members named therein, as amended from time to time.

1.10“Disability” shall have the meaning specified in section 22(e)(3) of the Code. Notwithstanding the foregoing, with respect to any Participant who is party to an employment or consulting agreement with the Company or any Subsidiary, “Disability” shall have the meaning specified in such Participant’s employment or consulting agreement, as the case may be.

1.11“Effective Date” shall have the meaning set forth in the preamble hereto.

1.12“Employee” shall mean any director, manager, officer, employee, or other Person providing key services directly or indirectly to, or for the benefit of, the Company or its Affiliates. A Participant shall not cease to be an Employee in the case of (a) any leave of absence approved by the Company or (b) transfers between locations of the Company or between the Company, any Parent, any Subsidiary, or any successor. In addition, the term “Employee” may, strictly for the purposes of this Plan, at the discretion of the Administrator, include any individual or entity whose services with the Company are performed pursuant to a contract that purports to treat such individual or entity as an independent contractor; provided, that the use of such term is in no way intended to create or alter any employment relationship with such independent contractor.

1.13“Fair Market Value” shall mean fair market value as determined in good faith by the Administrator.

1.14“Holdco LLC Agreement” shall mean the Fourth Amended and Restated Limited Liability Company Agreement of the Company, effective as of June 13, 2022, by and among Holdco and the Members named therein, as amended from time to time.

1.15“LLC Agreements” shall mean, collectively, the Company LLC Agreement and the Holdco LLC Agreement.

1.16“Member” shall have the meaning ascribed to such term in the LLC Agreements, as applicable.

1.17“Parent” shall mean any business, whether or not incorporated, which owns more than fifty percent (50%) of the combined voting power of the voting securities or voting interests of the Company.

1.18“Participant” shall mean any Employee who is selected by the Administrator to receive an Award pursuant to the provisions of Section 3.1 and who executes an Award Agreement pursuant to the provisions of Section 3.2.

1.19“Participant Party” shall have the meaning set forth in Section 6.1.1.

1.20“Person” means any individual, sole proprietorship, general partnership, limited partnership, corporation, business trust, trust, joint venture, limited liability company, association, joint stock company, bank, unincorporated organization or any other form of entity.

1.21“Plan” shall have the meaning set forth in the preamble hereto.

1.22“Profits Interest Units” means a Unit awarded by the Administrator hereunder, constituting a “Class B Common Unit” under the LLC Agreement, in such class or series designated by the Administrator on the date of grant of such Profits Interest Units, which is subject to vesting, forfeiture, and/or repurchase as described in the LLC Agreement, the Plan, and the Participant’s Award Agreement. Each Profits Interest Unit is intended to be a “profits interest” within the meaning of IRS Revenue Procedures 93-27 and 2001-43.

1.23“Repurchase Notice” shall have the meaning set forth in Section 6.1.2.

1.24“Subsidiary” shall have the meaning ascribed to such term in the Holdco LLC Agreements, as applicable.

1.25“Sale of the Company” shall have the meaning set forth in the Holdco LLC Agreement.

1.26“Termination of Service” shall mean the termination for any reason, including death, Disability, resignation, retirement or termination for or without Cause, at any time, of that Participant’s services as an Employee, as reasonably determined by the Administrator, with the Company and with each Parent or Subsidiary of the Company for which the Participant served as an Employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to a particular Participant’s Termination of Service.

1.27“Unit” shall mean a unit of ownership interest in the Company that has been contributed by Holdco (or any member of Holdco) to the Company or that has otherwise been issued to the Company by Holdco representing the right to allocations of profits and losses, to distributions and to vote or not vote, all in accordance with the terms of the Company LLC Agreement, or such other class or kind of units, shares or other securities resulting from the application of Section 7.3.

ARTICLE 2.

PROFITS INTEREST UNITS SUBJECT TO PLAN

2.1Awards Subject to Plan. The Plan shall be effective on the Effective Date. The number of Profits Interest Units initially available for grant under the Plan is 10,099,603 Class B Common Units, in such class or series designated by the Administrator on the date of grant of such Units.

2.2Add-Back. If any Award is forfeited by a Participant or repurchased by the Company pursuant to Section 4.1, the Profits Interest Units covered by such Award may thereafter be awarded or regranted under the Plan, subject to the limitations of Section 2.1 on the total amount of Profits Interest Units that may be outstanding as Awards under the Plan.

ARTICLE 3.

AWARDS

3.1Awards.

3.1.1The Administrator may from time to time, in its sole and absolute discretion: (a) determine those Employees to receive Awards and (b) determine the purchase price (if any), initial Profits Interest Threshold Amount, form of payment for Awards, and other terms and conditions applicable to such Awards, including provisions for vesting and forfeiture, consistent with the Plan and with the LLC Agreement and any applicable employment agreement with such Employee.

3.1.2Upon the selection of an Employee to receive an Award, the Administrator shall grant such Awards and may impose such conditions on the issuance of such Awards as the Administrator deems appropriate; provided, however, that no such condition may be inconsistent with the terms of the LLC Agreements, the terms of which by this reference are incorporated herein.

3.2Award Agreement. An Award is a grant of a specified number of Profits Interest Units to a Participant as of a certain date, which Profits Interest Units are subject to forfeiture upon the happening of specified events. Awards shall be issued only pursuant to an Award Agreement, which shall be executed by the selected Employee and an officer of the Company or one of its Affiliates designated by the Administrator on behalf of the Company and which shall contain such terms and conditions as the Administrator shall determine, consistent with the Plan and with the terms of the LLC Agreements. Upon receipt of an Award, a Participant shall execute a joinder to the Company LLC Agreement (to the extent the Company LLC Agreement has not been previously executed by the Participant) in such form as may be presented to the Participant by the Administrator to effectuate such joinder. All Awards issued under the Plan shall be subject to the terms of the LLC Agreements and shall, in the terms of each individual Award Agreement, be subject to such additional restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability, restrictions on access to, and rights to receive, information and restrictions based on duration of service with the Company Group, performance by Employees of the Company Group, or Company Group performance; provided, however, that, by action taken in its absolute discretion after the Award is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement.

3.3Rights as Members. Upon the grant of an Award pursuant to the Plan, the Participant shall have, unless otherwise provided by the Administrator, all the rights and obligations of a Class B Member with respect to said Award as provided in the LLC Agreement, subject to the restrictions in his or her Award Agreement. As set forth in the LLC Agreement, the Participants shall not, by virtue of their holding Awards, have the right to vote or otherwise influence or control the management or operation of the Company.

ARTICLE 4.

RESTRICTIONS ON AWARDS

4.1Cancellation and Repurchase of Awards. Profits Interest Units granted under any Award Agreement shall be subject to the cancellation and repurchase provisions set forth in the LLC Agreements and Article 6 hereof; provided, that the Administrator may provide separate cancellation or repurchase terms in an individual Award Agreement as the Administrator may then determine.

4.2Additional Restrictions on Units. In addition to any restrictions contained in the Plan, an Award Agreement, and/or the LLC Agreements, the Profits Interest Units shall be subject to restrictions on transfer pursuant to applicable securities laws and other such laws, including applicable regulations or agreements as contemplated by Section 3.2 as the Administrator shall deem appropriate.

ARTICLE 5.

ADMINISTRATION

5.1Administration. The Plan shall be administrated by the Board of Directors of the Company or any committee of the Board of Directors of the Company to which such authority is delegated by the Board of Directors of the Company (the “Administrator”).

5.2Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan and the Award Agreements pursuant to which Awards are issued, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any Award under the Plan need not be the same with respect to each Participant.

5.3Administrator Action. The Administrator shall act in accordance with the terms and conditions set forth in the LLC Agreements and the Plan.

5.4Professional Assistance: Good Faith Actions; Compensation. All expenses and liabilities which the Administrator incurs in connection with the administration of the Plan shall be borne by the Company or one of its Affiliates. The Administrator may employ attorneys, accountants, appraisers, brokers, or other Persons in connection with the administration of the Plan. The Administrator, the Company and the Company’s officers shall be entitled to rely upon the advice, opinions or valuations of any such Persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Participants, the Company and all other interested Persons. No members of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, including any grant of Awards, and all members of the Administrator shall be fully protected by the Company in respect of any such action, determination or interpretation. The members of the Administrator shall serve without compensation for their services to the Plan.

ARTICLE 6.

REPURCHASE PROVISIONS

6.1Repurchase.

6.1.1Repurchase Right. Upon a Participant’s Termination of Service for any reason, including without limitation, due to death, Disability, resignation or termination, the Company shall have the right, but not the obligation, to purchase all or any portion of the vested Profits Interest Units held by such Participant, directly or indirectly, and Permitted Transferees of such Participant (any such Person, a “Participant Party”) (whether held by such Participant Party on the date of termination of the Participant’s employment or thereafter acquired by such Participant Party pursuant to the exercise of any equity securities held by such Participant Party) at a purchase price equal to the respective Fair Market Value of such Profits Interest Units, taking into account the applicable Profits Interest Participation Threshold with respect to such Profits Interest Units.

6.1.2Purchase by the Company. The Company may elect to exercise its right to purchase all or any portion of the Profits Interest Units held by such Participant Party pursuant to Section 6.1.1 by delivering written notice (a “Repurchase Notice”) to such terminated Participant Party within ninety (90) days following the occurrence of the event triggering the Company’s repurchase right pursuant to Section 6.1.1, specifying the number of Profits Interest Units to be purchased, the purchase price to be paid for such Profits Interest Units (which shall be calculated based on the Fair Market Value of such Profits Interest Units, taking into account the applicable Profits Interest Participation Threshold with respect to such Profits Interest Units), the method by which the Company will pay for such Profits Interest Units pursuant to Section 6.1 and the time and place for the closing of the purchase.

6.1.3Closing. The closing of the transactions contemplated by this Article 6 shall take place on the date designated by the Company in the Repurchase Notice, which date shall not be more than thirty (30) days after the delivery of the Repurchase Notice. The Company shall pay all of the purchase price for any Profits Interest Units being purchased pursuant to this Article 6 in immediately available funds or by delivery of a subordinated promissory note with commercially reasonable terms and payable over four (4) years. The Participant Party shall deliver to the Company’s principal office on the payment date specified in the Repurchase Notice, an instrument of transfer of the Profits Interest Units so purchased, in form reasonably acceptable to the Company, duly executed in blank, in proper form for transfer, free and clear of any restrictions (other than securities law restrictions), liens, encumbrances or other claims, against payment of the purchase price for such Profits Interest Units by the Company in the form described above.

6.1.4No Other Rights. From and after the closing date specified by the Company, the Participant Party shall no longer have any rights as a holder of such Profits Interest Units (other than the right to receive payment of such consideration in accordance with this Agreement), and such Profits Interest Units shall be deemed purchased in accordance with the applicable provisions of this Plan, and the Company shall be deemed the owner and holder of such Profits Interest Units, so long as the Company shall make available, at the time and place and in the amount and form provided in this Plan, the consideration for the Profits Interest Units to be purchased in accordance with the provisions of this Article 6. Other than as expressly set forth in this Plan or as declared by the Board of Directors of the Company, a Participant Party upon cessation of his, her or its ownership of Profits Interest Units purchased pursuant to this Article 6, shall only be entitled to the amounts expressly provided for in this Plan in full settlement for any and all rights the Participant Party may have with respect to such Profits Interest Units. Upon any such cessation of ownership of Profits Interest Units (whether by death or otherwise), the Participant Party (or the estate of any such Participant Party, if applicable) shall take such steps, execute such documents or take such other action as the Company may reasonably request to more fully carry out the intent of this Plan.

6.1.5Set-Off. Notwithstanding any provision of this Plan to the contrary, and in addition to all other remedies available to the Company, in the event the purchase price is owed to any Participant Party who is indebted to the Company for money borrowed, damages or otherwise, the Company shall have the right to set-off against such price any amounts due the Company.

6.2Forfeiture. Any unvested Profits Interest Units will be immediately forfeited by such Participant without consideration upon (i) a Participant’s Termination of Service for any reason at any time, including without limitation, due to death, Disability, resignation or termination, or (ii) a Participant’s breach of any restrictive covenants set forth in a Participant’s Award Agreement, employment agreement, consulting agreement, or other similar agreement with the Company. Additionally, and without limiting the generality of this Article 6, any Profits Interest Units (whether vested or unvested) will be immediately forfeited without consideration upon (x) a Participant’s Termination of Service for Cause at any time, or (y) a Participant’s breach of any restrictive covenants set forth in a Participant’s Award Agreement, employment agreement, consulting agreement, or other similar agreement with the Company.

ARTICLE 7.

GENERAL PROVISIONS

7.1Restrictions on Transfer of Awards. Each Award granted to a Participant under the Plan is subject to the terms of the Award Agreement pursuant to which such Award was issued and the LLC Agreements. Any permitted transferee of an Award shall take such Award subject to the terms of the Plan, the Award Agreement pursuant to which such Award was issued, and the LLC Agreements and any applicable employment agreement with the Participant. Any such permitted transferee must, upon the request of the Company, agree to be bound by the Plan, the Award Agreement pursuant to which such Award was issued, and the LLC Agreements, and shall execute the same on request, and must agree to such other waivers, limitations, and restrictions as the Company may reasonably require. Any transfer of an Award which is not made in compliance with the Plan, the LLC Agreements and the Award Agreement pursuant to which such Award was issued shall be null and void and of no effect.

7.2Amendment, Suspension or Termination of the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time and from time to time by the Administrator without the consent of the Participants or the Members; provided, however, that no such amendment, suspension or termination shall be made which would have a material adverse effect on the rights of Participants who have vested Profits Interest Units. No Award may be granted during any period of suspension or after termination of the Plan.

7.3Changes in Capitalization. In the event that the Administrator determines, in its sole discretion, that any dividend or other distribution (whether in the form of cash, additional interests, other securities, or other property, and excluding any tax distributions made under the LLC Agreements), any Capital Contributions, any recapitalization, reclassification, reorganization, change to corporate form, merger, consolidation, split-up, spinoff, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company, or other similar transaction or event, affects the Profits Interest Units such that an adjustment is determined by the Administrator in its sole discretion to be appropriate, then the Administrator shall, in such manner as it may deem equitable, adjust the number and kind of equity securities authorized for grant under the Plan and make such other equitable adjustments to any Award as it may deem appropriate with respect to any event described in this Section 7.3. Determinations and adjustments made by the Administrator pursuant to this Section 7.3 shall be final, binding and conclusive.

7.4Payment of Taxes. The Company and its Subsidiaries shall be entitled to require payment in cash or deduction from other compensation payable to each Participant of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, transfer, sale or payment on account of any Award and may otherwise require each Participant to pay to Company or any of its Subsidiaries (or to any relevant taxing authority) any employment or other taxes or charges that are intended to be borne by such Participant, under applicable law or otherwise.

7.5Effect of Plan Upon Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Parent or Subsidiary of the Company. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees or (b) to grant or assume equity interest rights otherwise than under the Plan in connection with any proper business purpose including, without limitation, the grant or assumption of equity interests, in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

7.6Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan, the issuance and delivery of Profits Interest Units pursuant to the Awards, and the payment of money under the Plan or under the Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the Person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company, as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and any Awards hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

7.7No Guarantee of Service or Participation. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Affiliate thereof to terminate any Participant’s services at any time and for any reason, nor confer upon any Participant any right to continue in the service of the Company or any Affiliate thereof. In addition, if any Participant’s services to the Company or any of its Affiliates shall be terminated for any reason, such Participant shall not be eligible for any compensation or remuneration with respect to such termination (except as otherwise expressly provided in this Plan, any applicable Award Agreement or the LLC Agreement) to compensate such Participant for the loss of any rights under the Plan notwithstanding any provision to the contrary contained in the Participant’s contract of employment. No director, officer or key employee of, or consultant to, the Company or any Subsidiary shall have a right to be selected as a Participant or, having been so selected, to receive any Profits Interest Units. The Administrator may establish different terms and conditions for different Participants receiving Profits Interest Units and for the same Participant for each Profits Interest Unit such Participant may receive, whether or not granted at different times. The grant of any Profits Interest Unit to any director, officer or key employee of, or consultant to, the Company or any Subsidiary shall neither entitle such Person to, nor disqualify that Person from, the grant of any other Profits Interest Units. The Administrator’s selection of a manager, officer or key employee of, or consultant to, the Company or any Subsidiary as a Participant shall neither entitle such Person to, nor disqualify such Person from, participation in any other incentive plan of the Company or any of its Affiliates.

7.8 No Limitation on Compensation. Nothing in the Plan shall be construed to limit the right of the Company or any of its Affiliates to establish other plans or to pay compensation to its employees in cash or property.

7.9No Impact on Benefits. Profits Interest Units shall not be treated as compensation for purposes of calculating a Participant’s rights under any employee benefit plan.

7.10Freedom of Action. Subject to Section 7.2, nothing in the Plan shall be construed as limiting or preventing the Company or any of its Affiliates from taking any action with respect to the operation or conduct of its business that it deems appropriate or in its best interest.

7.11Headings. Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

7.12Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

X-ENERGY MANAGEMENT, LLC

PROFITS INTEREST AWARD AGREEMENT

THIS PROFITS INTEREST AWARD AGREEMENT (this “Agreement”) by and between X-Energy Management, LLC, a Delaware limited liability company (the “Company”), and the Participant whose name appears on the signature page to this Agreement (“Participant”) is dated as of September 12, 2022 (the “Effective Date”).

WHEREAS, the Company has adopted and the Administrator has approved the Profits Interest Plan of X-Energy Management, LLC (as it may be amended from time to time, the “Plan”), the terms of which are hereby incorporated by reference and made a part of this Agreement;

WHEREAS, the Company wishes to afford Participant with an opportunity to participate in the future growth of X-Energy Reactor Company, LLC (“Holdco”) by offering him or her an opportunity to acquire an interest in the Company so as to enhance Holdco’s ability to attract and retain individuals of exceptional talent to contribute to the sustained progress, growth and profitability of Holdco; and

WHEREAS, the Administrator that administers the Plan pursuant to Article 5 of the Plan has determined that it would be to the advantage and best interest of the Company, Holdco, and their Members, as applicable, to grant the Award of Profits Interest Units provided for herein to Participant as an inducement to enter into or remain in the service of, or on behalf of, Holdco or one of its Subsidiaries and as an incentive for increased efforts during such service, and the Administrator has advised the Company thereof and instructed the undersigned officers to issue said Award.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE 1

ISSUANCE OF AWARD

1.1Issuance of Award.  Pursuant to the Plan, effective as of the Effective Date, the Company hereby (a) grants to Participant the amount of Class B-1 Common Units of the Company set forth on the signature page of this Agreement, which is equal to the total Award (the “Profits Interest Units”) and (b) admits Participant as a Member of the Company, in consideration of Participant’s agreement to provide services to the Company or one of its Subsidiaries on the terms and conditions set forth herein, in the Plan and in the LLC Agreement.  The Profits Interest Units are intended to be treated as “profits interests” within the meaning of IRS Revenue Procedures 93-27 and 2001-43 and no purchase price shall be paid by Participant for the Profits Interest Units.

The initial “Profits Interest Participation Threshold” for each Profits Interest Unit in the aggregate is set forth on the signature page of this Agreement and equals the current equity value of the Company as of the Effective Date.

1.2Award Subject to Plan and LLC Agreement.  The Award granted hereunder is subject to the terms and provisions of this Agreement, the Plan and the LLC Agreement.  Upon receipt of an Award, Participant shall execute a joinder to the LLC Agreement (to the extent the LLC Agreement has not been previously executed by Participant) in the form attached as Exhibit D hereto or such other form as may be presented to Participant by the Administrator to effectuate such joinder.  Participant acknowledges that the Company from time to time may issue or cancel (or otherwise modify) Profits Interest Units solely in accordance with this Agreement, the Plan and the LLC Agreement.

ARTICLE 2

VESTING; FORFEITURE

2.1Vesting.

(a)Subject to Section 2.2, the Profits Interest Units subject to the Award shall vest in accordance with the table set forth below; provided, that (i) Participant continues to comply with the Restrictive Covenants (as defined below), and (ii) Participant remains in continuous active service with the Company Group through each such Vesting Date (as defined below).

The following percentage of the Profits Interests Units:	Shall vest on the following date(s) (each such date, a “Vesting Date”):
50%	The Effective Date
25%	December 31, 2022
25%	December 31, 2023

(b)In the event of (i) Participant’s Termination of Service without Cause, Participant will vest in the Profits Interest Units, if any, that would have otherwise vested on the next Vesting Date immediately following the date of such termination, and (ii) Participant’s Termination of Service due to Participant’s death or Disability on or after December 31, 2022, Participant will fully vest in the Profits Interests Units, if any, that are unvested as of the date of such termination; provided, that, in each case, Participant continues to comply with the Restrictive Covenants.

(c)Any Profits Interest Units (whether vested or unvested) will be immediately forfeited upon (i) Participant’s Termination of Service for Cause at any time, or (ii) Participant’s breach of any of the Restrictive Covenants.  Except as expressly set forth in Section 2.1(b) above, any unvested Profits Interest Units shall be automatically forfeited by Participant without any consideration payable with respect thereto and without further action on the part of the Company or Participant upon (x) Participant’s Termination of Service for any reason at any time, or (y) Participant’s breach of any of the Restrictive Covenants.

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2.2Cancellation and Repurchase Rights.  Notwithstanding any other provision of this Agreement, all Profits Interest Units shall be subject to the cancellation and repurchase rights set forth in the LLC Agreement and Article 6 of the Plan.

ARTICLE 3

REPRESENTATIONS, WARRANTIES,

COVENANTS AND ACKNOWLEDGEMENT OF PARTICIPANT

Participant hereby represents, warrants, covenants, acknowledges and agrees on behalf of Participant and his or her spouse, if applicable, that:

3.1Investment.  Participant is holding the Award for Participant’s own account, and not for the account of any other person or entity.  Participant is holding the Award for investment and not with a view to distribution or resale thereof except in compliance with applicable laws regulating securities.

3.2Relation to Company.  Participant is presently an Employee and in such capacity has become personally familiar with the business of the Company Group.

3.3Access to Information.  Participant has had the opportunity to ask questions of, and to receive answers from, the Company Group with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial conditions, and results of operations of the Company Group.

3.4Registration.  Participant understands that the Profits Interest Units have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Profits Interest Units cannot be transferred by Participant unless such transfer is registered under the Securities Act or an exemption from such registration is available.  The Company has made no agreements, covenants or undertakings whatsoever to register the transfer of the Profits Interest Units under the Securities Act.  The Company has made no representations, warranties, or covenants whatsoever as to whether any exemption from the Securities Act, including, without limitation, any exemption for limited sales in routine brokers’ transactions pursuant to Rule 144 of the Securities Act, will be available.

3.5Public Trading.  None of the Company’s securities are presently publicly traded, and the Company has made no representations, covenants or agreements as to whether there will be a public market for any of its securities.

3.6Tax Classification and Consideration.

(a)Participant understands and acknowledges that the Company is expected to file its income tax returns on the basis of being classified as a “partnership” for such tax purposes, and for so long as the Company is classified as a “partnership,” the receipt and ownership of the Profits Interest Units or other membership interest in the Company will cause the Company to treat Participant as having the status of a “partner” in the Company under applicable tax laws, which means that (a) any amounts payable to Participant by the Company in the form of salary, bonuses or which is otherwise determined without regard to the net profits of

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the Company will be treated as a “guaranteed payment” to a partner, and reflected on the Schedule K-1 that Participant will receive from the Company with respect to each calendar year in which Participant holds any of the Profits Interest Units, (b) Participant (as a “partner”) will be required to report and pay U.S. federal and applicable state and local income and self-employment taxes on those guaranteed payments and a share of the Company’s or any of its Subsidiaries’ income, gain, profits, etc. on his or her individual tax returns, even though the Company may be unable to make any cash distributions to Participant to cover any tax of Participant attributable to such items (and to the extent such distributions are not made by the Company, Participant will be required to pay the full amount of his or her U.S. federal and applicable state and local income tax liabilities associated with his or her distributive share of the Company’s taxable income and guaranteed payments out of other funds), (c) Participant will not be subject to wage or other employment tax withholding on the part of the Company with respect to any of such income but will be required to make quarterly estimated tax payments with the Internal Revenue Service and other taxing authorities with respect to the guaranteed payments received from the Company and Participant’s distributive share of Company profits, liquidation proceeds and other tax items allocated to Participant with respect to Participant’s Profits Interest Units, (d) in addition to U.S federal income tax reporting obligations, Participant will be required to file state (and possibly local) tax returns in states in which the Company conducts business, except to the extent the Company includes Participant in a composite income tax return filing (in which case the amount of state and/or local income tax that the Company pays on Participant’s behalf will be treated as a guaranteed payment to Participant), and (e) Participant’s right to participate in certain fringe benefits on a pre-tax basis that are available to employees of the Company who are not treated as partners of the Company will be subject to certain limitations imposed by the Code.   For clarity, the matters set forth above relate to Participant’s relationship with the Company only, and not with any other member of the Company Group (including, without limitation, Holdco).

(b)The Company, however, makes no warranties or representations to Participant with respect to the income tax consequences of the transactions contemplated by this Agreement, and Participant is in no manner relying on the Company or its representatives for an assessment of such tax consequences.  Participant has been encouraged by the Company to consult with Participant’s own tax advisors concerning the tax consequences of the Award and the issuance, forfeiture, disposition and retention of the Profits Interest Units (including any elections relating thereto).

ARTICLE 4

RESTRICTIVE COVENANTS

4.1Restrictive Covenants.  Participant acknowledges and agrees that, (i) as a condition of Participant’s receipt of the Profits Interests Units, Participant shall be required to execute and deliver that certain restrictive covenant agreement being provided to Participant concurrently with this Agreement (the “Restrictive Covenant Agreement”), and (ii) the restrictive covenants set forth in the Restrictive Covenant Agreement are hereby incorporated by reference herein and made a part hereof.  In addition, Participant acknowledges and agrees that the restrictive covenants set forth in the Restrictive Covenant Agreement are in addition to, and not in lieu of, any other restrictive covenants under which Participant may be bound in favor of the

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Company Group (the restrictive covenants set forth in the Restrictive Covenant Agreement and any other restrictive covenants under which Participant may be bound in favor of the Company Group, collectively, the “Restrictive Covenants”), and that any such Restrictive Covenants in no way limit each other in any way, and any such Restrictive Covenants will remain in full force and effect in accordance with their terms notwithstanding the expiration, breach, or unenforceability of the other.

ARTICLE 5

OTHER PROVISIONS

5.1Not a Contract of Employment.  Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue as an Employee or otherwise provide services to, or on behalf of, the Company or any of its Subsidiaries or shall interfere with or restrict in any way the rights of the Company or its Subsidiaries, which are hereby expressly reserved, to discharge and otherwise terminate Participant as an Employee or independent contractor at any time for any reason whatsoever, for or without Cause, except as may otherwise be provided by any written agreement entered into by and between the Company Group and Participant.

5.2Taxes; Section 83(b) Election.  Participant shall execute and deliver to the Company with this executed Agreement, a copy of the Acknowledgment Regarding Election Pursuant to Section 83(b) of the Code (the “Acknowledgment”) substantially in the form attached hereto as Exhibit A.  Together with the Acknowledgment, Participant shall execute and submit a copy of the Election pursuant to Section 83(b) of the Code, substantially in the form attached hereto as Exhibit B.  Participant should consult his or her tax advisor to determine if there is a comparable election to file in the state of his or her residence and whether such filing is desirable under the circumstances.  If such a comparable election is made by Participant, Participant shall provide the Company with a notice, substantially similar (in form and manner) to Exhibit B to the extent consistent with the applicable laws and regulations of such jurisdiction, of any election so filed in the state of residence.  The Company may withhold from any payments that it or any of its Subsidiaries or other Affiliates would otherwise make to Participant, or require Participant to pay to the Company (in which case Participant will become obligated to pay), employment or other taxes that are intended to be borne by Participant but under applicable law, is to be paid by the Company or any of its Subsidiaries to the applicable taxing authorities for Participant or Participant’s benefit or on Participant’s behalf.

5.3Transfer.  Except as otherwise set forth herein and in the LLC Agreement, Participant shall not be entitled to Transfer the Award.

5.4Remedies.  Participant shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting in a disposition of the Award which is in violation of the provisions of this Agreement.  Without limiting the generality of the foregoing, Participant agrees that the Company Group shall be entitled to obtain specific performance of the obligations of Participant under this Agreement and immediate injunctive relief in the event any action or proceeding is brought in equity to enforce the same.  Participant will not urge as a defense that there is an adequate remedy at law.  Each party shall be responsible for its respective legal fees; provided, that the trier of fact shall have the discretion to

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award the “prevailing party”, as determined by trier of fact, the reasonable attorneys’ fees and disbursements of the prevailing party incurred in connection with the proceeding.

5.5Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

5.6Unit Certificate Restrictive Legends.  Certificates evidencing the Award, shall bear such restrictive legends as the Company and/or the Company’s counsel may deem necessary or advisable under applicable law or pursuant to this Agreement.

5.7Notices.  Any notice, approval, consent, payment, demand or communication required or permitted hereunder to be given to any party under this Agreement shall be effective upon receipt (or refusal of receipt) and shall be in writing and delivered personally or sent by electronic mail (via a .pdf), overnight courier, or certified or registered mail, postage prepaid, to:

If to the Company:

X-Energy Management, LLC

c/o X-Energy Reactor Company, LLC

801 Thompson Ave.

Rockville, MD

Attention: Steven L. Miller

Email: smiller@x-energy.com

with a copy (which shall not constitute notice) to:

Morrison Cohen LLP

909 Third Avenue

New York, New York 10022

Facsimile:  212-735-8708

Attention:  Alan M. Levine, Esq.

E-mail address: alevine@morrisoncohen.com

If to Participant:

to the last home address and e-mail address on file with the Company or any of its Subsidiaries.

5.8Counterparts.  This Agreement may be executed in any number of counterparts, any of which may be executed and transmitted by facsimile or “.pdf”, and each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same instrument.

5.9Binding Effect; Successors and Assigns.  Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors and assigns of the parties hereto, including, without limitation, any business entity that succeeds to the business of the Company.

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5.10Entire Agreement; Amendments and Waivers.  This Agreement, together with the Plan and the LLC Agreements, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.  This Agreement may not be amended except in an instrument in writing signed on behalf of each of the parties hereto and approved by the Administrator.  No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.  In the event of any conflict of terms among this Agreement, the Plan or the LLC Agreements, the terms of the LLC Agreements shall prevail.

5.11Invalidity.  If for any reason one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

5.12Titles.  The titles, captions or headings of the sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

5.13Defined Terms.  Capitalized terms used herein but not defined shall have the meanings set forth in the Plan or the LLC Agreement, as applicable.

5.14Third Party Beneficiaries.  No rights, benefits or obligations under this Agreement shall inure to a third party.

5.15Further Action.  Each individual married Participant who is or becomes a resident of a community property state shall cause his or her spouse to execute Consent of Spouse attached hereto as Exhibit C on the date hereof or if an individual Participant who is or becomes a resident of a community property state is not married on the date hereof but hereafter becomes married, he or she shall cause his or her spouse to execute Consent of Spouse attached hereto as Exhibit C.

[SIGNATURE PAGE FOLLOWS]

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Signature Page to Profits Interest Award Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Profits Interest Award Agreement as of the Effective Date.

X-Energy Management, LLC, a Delaware limited liability company

By:
Name:
Title:

PARTICIPANT:

(Sign Name)

Number of Class B-1 Common Units subject to the Award:
Profits Interest Participation Threshold:	$467,269,180

EXHIBIT A

ACKNOWLEDGMENT REGARDING ELECTION

PURSUANT TO SECTION 83(B) OF

THE INTERNAL REVENUE CODE

The undersigned, a Member of X-Energy Management, LLC, a Delaware limited liability company (the “Company”), and holder of Class B-1 Common Units (the “Award”) of the Company, hereby states, as of the date of issuance of the Award, as follows:

1.The undersigned acknowledges receipt of a copy of that certain X-Energy Management, LLC Profits Interest Award Agreement, dated September 12, 2022 (the “Agreement”).  The undersigned has carefully reviewed the Agreement.

2.The undersigned either [check as applicable]:

___

(a) has consulted, and has been fully advised by, the undersigned’s own tax advisor regarding the federal, state and local tax consequences of being issued the Award under the Agreement, and particularly regarding the effect of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and pursuant to the corresponding provisions, if any, of applicable state laws (the name and business address of the undersigned’s tax advisor is: _______________________________________); or

___	(b) has knowingly chosen not to consult such tax advisor.

3.The undersigned hereby states that the undersigned will make an election pursuant to Section 83(b) of the Code and is submitting to the Company, together with the undersigned’s executed Agreement, a copy of an executed election form which is attached as Exhibit B to the Agreement.

4.Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the issuance of the Award to the undersigned pursuant to the Agreement.

5.The undersigned is also submitting to the Company, together with the Agreement, a copy of an executed election form of the undersigned pursuant to provisions of state law corresponding to Section 83(b) of the Code, if any, which are applicable to the issuance of the Award to the undersigned pursuant to the Agreement.

Date: , 2022

EXHIBIT B

Section 83(b) Election

1.The name, taxpayer identification number, address of the undersigned, and the taxable year for which this election is being made are:

Taxpayer’s Name:
Taxpayer’s Social Security Number:
Address:
Taxable Year: Calendar Year 2022

2.	The property which is the subject of this election is 50,000 Class B-1 Common Units (the “Units”) of X-Energy Management, LLC (the “Company”).

3.	The Units were transferred to me on September 12, 2022. This election is being made with respect to the calendar year 2022.

4.

The Units are subject to the following restrictions:  the Units are subject to time-based vesting conditions and, thereafter, remain subject to repurchase and forfeiture on my termination of employment.  The Units are also subject to transferability restrictions.

5.

The fair market value of the Units at the date of transfer (determined without regard to any restriction other than a non-lapse restriction, as defined in Section 1.83-3(h) of the Income Tax Regulations) was $0.00 per Unit.

6.	The amount paid for the Units was $0.00.

7.	The amount to include in gross income is $0.00.

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property.  A copy of the election will also be furnished to the person for whom the services were performed.  The undersigned is the person performing the services in connection with which the property was transferred.

Dated:
Taxpayer

EXHIBIT C

FORM OF CONSENT OF SPOUSE

The undersigned, being the spouse of the respective Member who signed the Limited Liability Company Agreement of X-Energy Management, LLC, dated as of June 13, 2022 (as may be further amended from time to time, the “Agreement”), has read and hereby approves of the terms of the Agreement, and consents to each of the transactions contemplated thereby, including but not limited to the restrictions on Transfer of Units and the repurchase provisions applicable to Units upon the occurrence of divorce and other specified events.  The undersigned hereby agrees that his or her spouse may join in any future amendment, restatement, modification or supplement of the Agreement without any further signature, acknowledgement, agreement or consent on his or her part; and further agrees that any interest which he or she may have in Units in the Company owned directly or beneficially by his or her spouse shall be subject to the provisions of the Agreement.

Dated:
Name:

EXHIBIT D

MEMBER’S ASSENT

The undersigned hereby assents to the Limited Liability Company Agreement, dated as of June 13, 2022 (as may be further amended from time to time, the “Agreement”), by and among X-Energy Management, LLC, a Delaware limited liability company, and certain other parties named therein, as such Agreement may be amended from time to time, and hereby agrees to become a party to such Agreement and be bound by all of the applicable terms and provisions thereof as fully as if the undersigned had been named as an original Member in such Agreement.

Executed as of                                           .

Print Name and Address:

X-ENERGY MANAGEMENT, LLC

PROFITS INTEREST AWARD AGREEMENT

THIS PROFITS INTEREST AWARD AGREEMENT (this “Agreement”) by and between X-Energy Management, LLC, a Delaware limited liability company (the “Company”), and the Participant whose name appears on the signature page to this Agreement (“Participant”) is dated as of September 12, 2022 (the “Effective Date”).

WHEREAS, the Company has adopted and the Administrator has approved the Profits Interest Plan of X-Energy Management, LLC (as it may be amended from time to time, the “Plan”), the terms of which are hereby incorporated by reference and made a part of this Agreement;

WHEREAS, the Company wishes to afford Participant with an opportunity to participate in the future growth of X-Energy Reactor Company, LLC (“Holdco”) by offering him or her an opportunity to acquire an interest in the Company so as to enhance Holdco’s ability to attract and retain individuals of exceptional talent to contribute to the sustained progress, growth and profitability of Holdco; and

WHEREAS, the Administrator that administers the Plan pursuant to Article 5 of the Plan has determined that it would be to the advantage and best interest of the Company, Holdco, and their Members, as applicable, to grant the Award of Profits Interest Units provided for herein to Participant as an inducement to enter into or remain in the service of, or on behalf of, Holdco or one of its Subsidiaries and as an incentive for increased efforts during such service, and the Administrator has advised the Company thereof and instructed the undersigned officers to issue said Award.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE 1

ISSUANCE OF AWARD

1.1Issuance of Award.  Pursuant to the Plan, effective as of the Effective Date, the Company hereby (a) grants to Participant the amount of Class B-2 Common Units of the Company set forth on the signature page of this Agreement, which is equal to the total Award (the “Profits Interest Units”) and (b) admits Participant as a Member of the Company, in consideration of Participant’s agreement to provide services to the Company or one of its Subsidiaries on the terms and conditions set forth herein, in the Plan and in the LLC Agreement.  The Profits Interest Units are intended to be treated as “profits interests” within the meaning of IRS Revenue Procedures 93-27 and 2001-43 and no purchase price shall be paid by Participant for the Profits Interest Units.

The initial “Profits Interest Participation Threshold” for each Profits Interest Unit in the aggregate is set forth on the signature page of this Agreement and equals the current equity value of the Company as of the Effective Date.

1.2Award Subject to Plan and LLC Agreement.  The Award granted hereunder is subject to the terms and provisions of this Agreement, the Plan and the LLC Agreement.  Upon receipt of an Award, Participant shall execute a joinder to the LLC Agreement (to the extent the LLC Agreement has not been previously executed by Participant) in the form attached as Exhibit D hereto or such other form as may be presented to Participant by the Administrator to effectuate such joinder.  Participant acknowledges that the Company from time to time may issue or cancel (or otherwise modify) Profits Interest Units solely in accordance with this Agreement, the Plan and the LLC Agreement.

ARTICLE 2

VESTING; FORFEITURE

2.1Vesting.

(a)Subject to Section 2.2, the Profits Interest Units subject to the Award shall vest in accordance with the table set forth below; provided, that (i) Participant continues to comply with the Restrictive Covenants (as defined below), and (ii) Participant remains in continuous active service with the Company Group through each such Vesting Date (as defined below).

The following percentage of the Profits Interests Units:	Shall vest on the following date(s) (each such date, a “Vesting Date”):
25%	First anniversary of the Effective Date
25%	Second anniversary of the Effective Date
25%	Third anniversary of the Effective Date
25%	Fourth anniversary of the Effective Date

(b)In the event of (i) Participant’s Termination of Service without Cause, Participant will vest in the Profits Interest Units, if any, that would have otherwise vested on the next Vesting Date immediately following the date of such termination, and (ii) Participant’s Termination of Service due to Participant’s death or Disability on or after the third anniversary of the Effective Date, Participant will fully vest in the Profits Interests Units, if any, that are unvested as of the date of such termination; provided, that, in each case, Participant continues to comply with the Restrictive Covenants.

(c)Any Profits Interest Units (whether vested or unvested) will be immediately forfeited upon (i) Participant’s Termination of Service for Cause at any time, or (ii) Participant’s breach of any of the Restrictive Covenants.  Except as expressly set forth in Section 2.1(b) above, any unvested Profits Interest Units shall be automatically forfeited by Participant without any consideration payable with respect thereto and without further action on the part of the Company or Participant upon (x) Participant’s Termination of Service for any reason at any time, or (y) Participant’s breach of any of the Restrictive Covenants.

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2.2Cancellation and Repurchase Rights.  Notwithstanding any other provision of this Agreement, all Profits Interest Units shall be subject to the cancellation and repurchase rights set forth in the LLC Agreement and Article 6 of the Plan.

ARTICLE 3

REPRESENTATIONS, WARRANTIES,

COVENANTS AND ACKNOWLEDGEMENT OF PARTICIPANT

Participant hereby represents, warrants, covenants, acknowledges and agrees on behalf of Participant and his or her spouse, if applicable, that:

3.1Investment.  Participant is holding the Award for Participant’s own account, and not for the account of any other person or entity.  Participant is holding the Award for investment and not with a view to distribution or resale thereof except in compliance with applicable laws regulating securities.

3.2Relation to Company.  Participant is presently an Employee and in such capacity has become personally familiar with the business of the Company Group.

3.3Access to Information.  Participant has had the opportunity to ask questions of, and to receive answers from, the Company Group with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial conditions, and results of operations of the Company Group.

3.4Registration.  Participant understands that the Profits Interest Units have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Profits Interest Units cannot be transferred by Participant unless such transfer is registered under the Securities Act or an exemption from such registration is available.  The Company has made no agreements, covenants or undertakings whatsoever to register the transfer of the Profits Interest Units under the Securities Act.  The Company has made no representations, warranties, or covenants whatsoever as to whether any exemption from the Securities Act, including, without limitation, any exemption for limited sales in routine brokers’ transactions pursuant to Rule 144 of the Securities Act, will be available.

3.5Public Trading.  None of the Company’s securities are presently publicly traded, and the Company has made no representations, covenants or agreements as to whether there will be a public market for any of its securities.

3.6Tax Classification and Consideration.

(a)Participant understands and acknowledges that the Company is expected to file its income tax returns on the basis of being classified as a “partnership” for such tax purposes, and for so long as the Company is classified as a “partnership,” the receipt and ownership of the Profits Interest Units or other membership interest in the Company will cause the Company to treat Participant as having the status of a “partner” in the Company under applicable tax laws, which means that (a) any amounts payable to Participant by the Company in the form of salary, bonuses or which is otherwise determined without regard to the net profits of the Company will be treated

3

as a “guaranteed payment” to a partner, and reflected on the Schedule K-1 that Participant will receive from the Company with respect to each calendar year in which Participant holds any of the Profits Interest Units, (b) Participant (as a “partner”) will be required to report and pay U.S. federal and applicable state and local income and self-employment taxes on those guaranteed payments and a share of the Company’s or any of its Subsidiaries’ income, gain, profits, etc. on his or her individual tax returns, even though the Company may be unable to make any cash distributions to Participant to cover any tax of Participant attributable to such items (and to the extent such distributions are not made by the Company, Participant will be required to pay the full amount of his or her U.S. federal and applicable state and local income tax liabilities associated with his or her distributive share of the Company’s taxable income and guaranteed payments out of other funds), (c) Participant will not be subject to wage or other employment tax withholding on the part of the Company with respect to any of such income but will be required to make quarterly estimated tax payments with the Internal Revenue Service and other taxing authorities with respect to the guaranteed payments received from the Company and Participant’s distributive share of Company profits, liquidation proceeds and other tax items allocated to Participant with respect to Participant’s Profits Interest Units, (d) in addition to U.S federal income tax reporting obligations, Participant will be required to file state (and possibly local) tax returns in states in which the Company conducts business, except to the extent the Company includes Participant in a composite income tax return filing (in which case the amount of state and/or local income tax that the Company pays on Participant’s behalf will be treated as a guaranteed payment to Participant), and (e) Participant’s right to participate in certain fringe benefits on a pre-tax basis that are available to employees of the Company who are not treated as partners of the Company will be subject to certain limitations imposed by the Code.   For clarity, the matters set forth above relate to Participant’s relationship with the Company only, and not with any other member of the Company Group (including, without limitation, Holdco).

(b)The Company, however, makes no warranties or representations to Participant with respect to the income tax consequences of the transactions contemplated by this Agreement, and Participant is in no manner relying on the Company or its representatives for an assessment of such tax consequences.  Participant has been encouraged by the Company to consult with Participant’s own tax advisors concerning the tax consequences of the Award and the issuance, forfeiture, disposition and retention of the Profits Interest Units (including any elections relating thereto).

ARTICLE 4

RESTRICTIVE COVENANTS

4.1Restrictive Covenants.  Participant acknowledges and agrees that, (i) as a condition of Participant’s receipt of the Profits Interests Units, Participant shall be required to execute and deliver that certain restrictive covenant agreement being provided to Participant concurrently with this Agreement (the “Restrictive Covenant Agreement”), and (ii) the restrictive covenants set forth in the Restrictive Covenant Agreement are hereby incorporated by reference herein and made a part hereof.  In addition, Participant acknowledges and agrees that the restrictive covenants set forth in the Restrictive Covenant Agreement are in addition to, and not in lieu of, any other restrictive covenants under which Participant may be bound in favor of the Company Group (the restrictive covenants set forth in the Restrictive Covenant Agreement and any other restrictive

4

covenants under which Participant may be bound in favor of the Company Group, collectively, the “Restrictive Covenants”), and that any such Restrictive Covenants in no way limit each other in any way, and any such Restrictive Covenants will remain in full force and effect in accordance with their terms notwithstanding the expiration, breach, or unenforceability of the other.

ARTICLE 5

OTHER PROVISIONS

5.1Not a Contract of Employment.  Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue as an Employee or otherwise provide services to, or on behalf of, the Company or any of its Subsidiaries or shall interfere with or restrict in any way the rights of the Company or its Subsidiaries, which are hereby expressly reserved, to discharge and otherwise terminate Participant as an Employee or independent contractor at any time for any reason whatsoever, for or without Cause, except as may otherwise be provided by any written agreement entered into by and between the Company Group and Participant.

5.2Taxes; Section 83(b) Election.  Participant shall execute and deliver to the Company with this executed Agreement, a copy of the Acknowledgment Regarding Election Pursuant to Section 83(b) of the Code (the “Acknowledgment”) substantially in the form attached hereto as Exhibit A.  Together with the Acknowledgment, Participant shall execute and submit a copy of the Election pursuant to Section 83(b) of the Code, substantially in the form attached hereto as Exhibit B.  Participant should consult his or her tax advisor to determine if there is a comparable election to file in the state of his or her residence and whether such filing is desirable under the circumstances.  If such a comparable election is made by Participant, Participant shall provide the Company with a notice, substantially similar (in form and manner) to Exhibit B to the extent consistent with the applicable laws and regulations of such jurisdiction, of any election so filed in the state of residence.  The Company may withhold from any payments that it or any of its Subsidiaries or other Affiliates would otherwise make to Participant, or require Participant to pay to the Company (in which case Participant will become obligated to pay), employment or other taxes that are intended to be borne by Participant but under applicable law, is to be paid by the Company or any of its Subsidiaries to the applicable taxing authorities for Participant or Participant’s benefit or on Participant’s behalf.

5.3Transfer.  Except as otherwise set forth herein and in the LLC Agreement, Participant shall not be entitled to Transfer the Award.

5.4Remedies.  Participant shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting in a disposition of the Award which is in violation of the provisions of this Agreement.  Without limiting the generality of the foregoing, Participant agrees that the Company Group shall be entitled to obtain specific performance of the obligations of Participant under this Agreement and immediate injunctive relief in the event any action or proceeding is brought in equity to enforce the same.  Participant will not urge as a defense that there is an adequate remedy at law.  Each party shall be responsible for its respective legal fees; provided, that the trier of fact shall have the discretion to award the “prevailing party”, as determined by trier of fact, the reasonable attorneys’ fees and disbursements of the prevailing party incurred in connection with the proceeding.

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5.5Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

5.6Unit Certificate Restrictive Legends.  Certificates evidencing the Award, shall bear such restrictive legends as the Company and/or the Company’s counsel may deem necessary or advisable under applicable law or pursuant to this Agreement.

5.7Notices.  Any notice, approval, consent, payment, demand or communication required or permitted hereunder to be given to any party under this Agreement shall be effective upon receipt (or refusal of receipt) and shall be in writing and delivered personally or sent by electronic mail (via a .pdf), overnight courier, or certified or registered mail, postage prepaid, to:

If to the Company:

X-Energy Management, LLC

c/o X-Energy Reactor Company, LLC

801 Thompson Ave.

Rockville, MD

Attention: Steven L. Miller

Email: smiller@x-energy.com

with a copy (which shall not constitute notice) to:

Morrison Cohen LLP

909 Third Avenue

New York, New York 10022

Facsimile:  212-735-8708

Attention:  Alan M. Levine, Esq.

E-mail address:  alevine@morrisoncohen.com

If to Participant:

to the last home address and e-mail address on file with the Company or any of its Subsidiaries.

5.8Counterparts.  This Agreement may be executed in any number of counterparts, any of which may be executed and transmitted by facsimile or “.pdf”, and each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same instrument.

5.9Binding Effect; Successors and Assigns.  Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors and assigns of the parties hereto, including, without limitation, any business entity that succeeds to the business of the Company.

5.10Entire Agreement; Amendments and Waivers.  This Agreement, together with the Plan and the LLC Agreements, constitutes the entire agreement among the parties pertaining to

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the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.  This Agreement may not be amended except in an instrument in writing signed on behalf of each of the parties hereto and approved by the Administrator.  No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.  In the event of any conflict of terms among this Agreement, the Plan or the LLC Agreements, the terms of the LLC Agreements shall prevail.

5.11Invalidity.  If for any reason one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

5.12Titles.  The titles, captions or headings of the sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

5.13Defined Terms.  Capitalized terms used herein but not defined shall have the meanings set forth in the Plan or the LLC Agreement, as applicable.

5.14Third Party Beneficiaries.  No rights, benefits or obligations under this Agreement shall inure to a third party.

5.15Further Action.  Each individual married Participant who is or becomes a resident of a community property state shall cause his or her spouse to execute Consent of Spouse attached hereto as Exhibit C on the date hereof or if an individual Participant who is or becomes a resident of a community property state is not married on the date hereof but hereafter becomes married, he or she shall cause his or her spouse to execute Consent of Spouse attached hereto as Exhibit C.

[SIGNATURE PAGE FOLLOWS]

7

Signature Page to Profits Interest Award Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Profits Interest Award Agreement as of the Effective Date.

X-Energy Management, LLC, a Delaware limited liability company

By:
Name:
Title:

PARTICIPANT:

[__] (Sign Name)

Number of Class B-2 Common Units subject to the Award:	[__]
Profits Interest Participation Threshold:	$467,269,180

EXHIBIT A

ACKNOWLEDGMENT REGARDING ELECTION

PURSUANT TO SECTION 83(B) OF

THE INTERNAL REVENUE CODE

The undersigned, a Member of X-Energy Management, LLC, a Delaware limited liability company (the “Company”), and holder of Class B-2 Common Units (the “Award”) of the Company, hereby states, as of the date of issuance of the Award, as follows:

1.The undersigned acknowledges receipt of a copy of that certain X-Energy Management, LLC Profits Interest Award Agreement, dated September 12, 2022 (the “Agreement”).  The undersigned has carefully reviewed the Agreement.

2.The undersigned either [check as applicable]:

___

(a) has consulted, and has been fully advised by, the undersigned’s own tax advisor regarding the federal, state and local tax consequences of being issued the Award under the Agreement, and particularly regarding the effect of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and pursuant to the corresponding provisions, if any, of applicable state laws (the name and business address of the undersigned’s tax advisor is: _______________________________________); or

___	(b) has knowingly chosen not to consult such tax advisor.

3.The undersigned hereby states that the undersigned will make an election pursuant to Section 83(b) of the Code and is submitting to the Company, together with the undersigned’s executed Agreement, a copy of an executed election form which is attached as Exhibit B to the Agreement.

4.Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the issuance of the Award to the undersigned pursuant to the Agreement.

5.The undersigned is also submitting to the Company, together with the Agreement, a copy of an executed election form of the undersigned pursuant to provisions of state law corresponding to Section 83(b) of the Code, if any, which are applicable to the issuance of the Award to the undersigned pursuant to the Agreement.

Date:                                   , 2022

[__]

EXHIBIT B

Section 83(b) Election

1.The name, taxpayer identification number, address of the undersigned, and the taxable year for which this election is being made are:

Taxpayer’s Name:
Taxpayer’s Social Security Number:
Address:
Taxable Year: Calendar Year 2022

2.	The property which is the subject of this election is [__] Class B-2 Common Units (the “Units”) of X-Energy Management, LLC (the “Company”).

3.	The Units were transferred to me on September 12, 2022. This election is being made with respect to the calendar year 2022.

4.

The Units are subject to the following restrictions:  the Units are subject to time-based vesting conditions and, thereafter, remain subject to repurchase and forfeiture on my termination of employment.  The Units are also subject to transferability restrictions.

5.

The fair market value of the Units at the date of transfer (determined without regard to any restriction other than a non-lapse restriction, as defined in Section 1.83-3(h) of the Income Tax Regulations) was $0.00 per Unit.

6.	The amount paid for the Units was $0.00.

7.	The amount to include in gross income is $0.00.

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property.  A copy of the election will also be furnished to the person for whom the services were performed.  The undersigned is the person performing the services in connection with which the property was transferred.

Dated:
Taxpayer

EXHIBIT C

FORM OF CONSENT OF SPOUSE

The undersigned, being the spouse of the respective Member who signed the Limited Liability Company Agreement of X-Energy Management, LLC, dated as of June 13, 2022 (as may be further amended from time to time, the “Agreement”), has read and hereby approves of the terms of the Agreement, and consents to each of the transactions contemplated thereby, including but not limited to the restrictions on Transfer of Units and the repurchase provisions applicable to Units upon the occurrence of divorce and other specified events.  The undersigned hereby agrees that his or her spouse may join in any future amendment, restatement, modification or supplement of the Agreement without any further signature, acknowledgement, agreement or consent on his or her part; and further agrees that any interest which he or she may have in Units in the Company owned directly or beneficially by his or her spouse shall be subject to the provisions of the Agreement.

Dated:

Name:

EXHIBIT D

MEMBER’S ASSENT

The undersigned hereby assents to the Limited Liability Company Agreement, dated as of June 13, 2022 (as may be further amended from time to time, the “Agreement”), by and among X-Energy Management, LLC, a Delaware limited liability company, and certain other parties named therein, as such Agreement may be amended from time to time, and hereby agrees to become a party to such Agreement and be bound by all of the applicable terms and provisions thereof as fully as if the undersigned had been named as an original Member in such Agreement.

Executed as of                                              .

[__]

Print Name and Address:

[__]

X-ENERGY MANAGEMENT, LLC

PROFITS INTEREST AWARD AGREEMENT

THIS PROFITS INTEREST AWARD AGREEMENT (this “Agreement”) by and between X-Energy Management, LLC, a Delaware limited liability company (the “Company”), and the Participant whose name appears on the signature page to this Agreement (“Participant”) is dated as of September 12, 2022 (the “Effective Date”).

WHEREAS, the Company has adopted and the Administrator has approved the Profits Interest Plan of X-Energy Management, LLC (as it may be amended from time to time, the “Plan”), the terms of which are hereby incorporated by reference and made a part of this Agreement;

WHEREAS, the Company wishes to afford Participant with an opportunity to participate in the future growth of X-Energy Reactor Company, LLC (“Holdco”) by offering him or her an opportunity to acquire an interest in the Company so as to enhance Holdco’s ability to attract and retain individuals of exceptional talent to contribute to the sustained progress, growth and profitability of Holdco; and

WHEREAS, the Administrator that administers the Plan pursuant to Article 5 of the Plan has determined that it would be to the advantage and best interest of the Company, Holdco, and their Members, as applicable, to grant the Award of Profits Interest Units provided for herein to Participant as an inducement to enter into or remain in the service of, or on behalf of, Holdco or one of its Subsidiaries and as an incentive for increased efforts during such service, and the Administrator has advised the Company thereof and instructed the undersigned officers to issue said Award.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE 1

ISSUANCE OF AWARD

1.1Issuance of Award.  Pursuant to the Plan, effective as of the Effective Date, the Company hereby (a) grants to Participant the amount of Class B-1 and B-2 Common Units of the Company set forth on the signature page of this Agreement, which is equal to the total Award (the “Profits Interest Units”) and (b) admits Participant as a Member of the Company, in consideration of Participant’s agreement to provide services to the Company or one of its Subsidiaries on the terms and conditions set forth herein, in the Plan and in the LLC Agreement.  The Profits Interest Units are intended to be treated as “profits interests” within the meaning of IRS Revenue Procedures 93-27 and 2001-43 and no purchase price shall be paid by Participant for the Profits Interest Units.

The initial “Profits Interest Participation Threshold” for each Profits Interest Unit in the aggregate is set forth on the signature page of this Agreement and equals the current equity value of the Company as of the Effective Date.

1.2Award Subject to Plan and LLC Agreement.  The Award granted hereunder is subject to the terms and provisions of this Agreement, the Plan and the LLC Agreement.  Upon receipt of an Award, Participant shall execute a joinder to the LLC Agreement (to the extent the LLC Agreement has not been previously executed by Participant) in the form attached as Exhibit D hereto or such other form as may be presented to Participant by the Administrator to effectuate such joinder.  Participant acknowledges that the Company from time to time may issue or cancel (or otherwise modify) Profits Interest Units solely in accordance with this Agreement, the Plan and the LLC Agreement.

ARTICLE 2

VESTING; FORFEITURE

2.1Vesting.

(a)Subject to Section 2.2, the Profits Interest Units subject to the Award shall vest in accordance with the table set forth below; provided, that (i) Participant continues to comply with the Restrictive Covenants (as defined below), and (ii) Participant remains in continuous active service with the Company Group through each such Vesting Date (as defined below).

The following percentage of the Profits Interests Units (both B-1 and B-2 Units):	Shall vest on the following date(s) (each such date, a “Vesting Date”):
25%	The Effective Date
25%	December 31, 2022
25%	December 31, 2023
25%	December 31, 2024

(b)In the event of (i) Participant’s Termination of Service without Cause, Participant will vest in the Profits Interest Units, if any, that would have otherwise vested on the next Vesting Date immediately following the date of such termination, and (ii) Participant’s Termination of Service due to Participant’s death or Disability on or after December 31, 2023, Participant will fully vest in the Profits Interests Units, if any, that are unvested as of the date of such termination; provided, that, in each case, Participant continues to comply with the Restrictive Covenants.

(c)Any Profits Interest Units (whether vested or unvested) will be immediately forfeited upon (i) Participant’s Termination of Service for Cause at any time, or (ii) Participant’s breach of any of the Restrictive Covenants.  Except as expressly set forth in Section 2.1(b) above, any unvested Profits Interest Units shall be automatically forfeited by Participant without any consideration payable with respect thereto and without further action on the part of the Company or Participant upon (x) Participant’s Termination of Service for any reason at any time, or (y) Participant’s breach of any of the Restrictive Covenants.

2.2Cancellation and Repurchase Rights.  Notwithstanding any other provision of this Agreement, all Profits Interest Units shall be subject to the cancellation and repurchase rights set forth in the LLC Agreement and Article 6 of the Plan.

ARTICLE 3

REPRESENTATIONS, WARRANTIES,

COVENANTS AND ACKNOWLEDGEMENT OF PARTICIPANT

Participant hereby represents, warrants, covenants, acknowledges and agrees on behalf of Participant and his or her spouse, if applicable, that:

3.1Investment.  Participant is holding the Award for Participant’s own account, and not for the account of any other person or entity.  Participant is holding the Award for investment and not with a view to distribution or resale thereof except in compliance with applicable laws regulating securities.

3.2Relation to Company.  Participant is presently an Employee and in such capacity has become personally familiar with the business of the Company Group.

3.3Access to Information.  Participant has had the opportunity to ask questions of, and to receive answers from, the Company Group with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial conditions, and results of operations of the Company Group.

3.4Registration.  Participant understands that the Profits Interest Units have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Profits Interest Units cannot be transferred by Participant unless such transfer is registered under the Securities Act or an exemption from such registration is available.  The Company has made no agreements, covenants or undertakings whatsoever to register the transfer of the Profits Interest Units under the Securities Act.  The Company has made no representations, warranties, or covenants whatsoever as to whether any exemption from the Securities Act, including, without limitation, any exemption for limited sales in routine brokers’ transactions pursuant to Rule 144 of the Securities Act, will be available.

3.5Public Trading.  None of the Company’s securities are presently publicly traded, and the Company has made no representations, covenants or agreements as to whether there will be a public market for any of its securities.

3.6Tax Classification and Consideration.

(a)Participant understands and acknowledges that the Company is expected to file its income tax returns on the basis of being classified as a “partnership” for such tax purposes, and for so long as the Company is classified as a “partnership,” the receipt and ownership of the Profits Interest Units or other membership interest in the Company will cause the Company to treat Participant as having the status of a “partner” in the Company under applicable tax laws, which means that (a) any amounts payable to Participant by the Company in the form of salary, bonuses or which is otherwise determined without regard to the net profits of the Company will be treated as a “guaranteed payment” to a partner, and reflected on the Schedule K-1 that Participant will receive from the Company with respect to each calendar year in which Participant holds any of the Profits Interest Units, (b) Participant (as a “partner”) will be required to report and pay U.S. federal and applicable state and local income and self-employment taxes on those guaranteed payments and a share of the Company’s or any of its Subsidiaries’ income, gain, profits, etc. on his or her individual tax returns, even though the Company may be unable to make any cash distributions to Participant to cover any tax of Participant attributable to such items (and to the extent such distributions are not made by the Company, Participant will be required to pay the full amount of his or her U.S. federal and applicable state and local income tax liabilities associated with his or her distributive share of the Company’s taxable income and guaranteed payments out of other funds), (c) Participant will not be subject to wage or other employment tax withholding on the part of the Company with respect to any of such income but will be required to make quarterly estimated tax payments with the Internal Revenue Service and other taxing authorities with respect to the guaranteed payments received from the Company and Participant’s distributive share of Company profits, liquidation proceeds and other tax items allocated to Participant with respect to Participant’s Profits Interest Units, (d) in addition to U.S federal income tax reporting obligations, Participant will be required to file state (and possibly local) tax returns in states in which the Company conducts business, except to the extent the Company includes Participant in a composite income tax return filing (in which case the amount of state and/or local income tax that the Company pays on Participant’s behalf will be treated as a guaranteed payment to Participant), and (e) Participant’s right to participate in certain fringe benefits on a pre-tax basis that are available to employees of the Company who are not treated as partners of the Company will be subject to certain limitations imposed by the Code.   For clarity, the matters set forth above relate to Participant’s relationship with the Company only, and not with any other member of the Company Group (including, without limitation, Holdco).

(b)The Company, however, makes no warranties or representations to Participant with respect to the income tax consequences of the transactions contemplated by this Agreement, and Participant is in no manner relying on the Company or its representatives for an assessment of such tax consequences.  Participant has been encouraged by the Company to consult with Participant’s own tax advisors concerning the tax consequences of the Award and the issuance, forfeiture, disposition and retention of the Profits Interest Units (including any elections relating thereto).

ARTICLE 4

RESTRICTIVE COVENANTS

4.1Restrictive Covenants.  Participant acknowledges and agrees that, (i) as a condition of Participant’s receipt of the Profits Interests Units, Participant shall be required to execute and deliver that certain restrictive covenant agreement being provided to Participant concurrently with this Agreement (the “Restrictive Covenant Agreement”), and (ii) the restrictive covenants set forth in the Restrictive Covenant Agreement are hereby incorporated by reference herein and made a part hereof.  In addition, Participant acknowledges and agrees that the restrictive covenants set forth in the Restrictive Covenant Agreement are in addition to, and not in lieu of, any other restrictive covenants under which Participant may be bound in favor of the Company Group (the restrictive covenants set forth in the Restrictive Covenant Agreement and any other restrictive covenants under which Participant may be bound in favor of the Company Group, collectively, the “Restrictive Covenants”), and that any such Restrictive Covenants in no way limit each other in any way, and any such Restrictive Covenants will remain in full force and effect in accordance with their terms notwithstanding the expiration, breach, or unenforceability of the other.

ARTICLE 5

OTHER PROVISIONS

5.1Not a Contract of Employment.  Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue as an Employee or otherwise provide services to, or on behalf of, the Company or any of its Subsidiaries or shall interfere with or restrict in any way the rights of the Company or its Subsidiaries, which are hereby expressly reserved, to discharge and otherwise terminate Participant as an Employee or independent contractor at any time for any reason whatsoever, for or without Cause, except as may otherwise be provided by any written agreement entered into by and between the Company Group and Participant.

5.2Taxes; Section 83(b) Election.  Participant shall execute and deliver to the Company with this executed Agreement, a copy of the Acknowledgment Regarding Election Pursuant to Section 83(b) of the Code (the “Acknowledgment”) substantially in the form attached hereto as Exhibit A.  Together with the Acknowledgment, Participant shall execute and submit a copy of the Election pursuant to Section 83(b) of the Code, substantially in the form attached hereto as Exhibit B.  Participant should consult his or her tax advisor to determine if there is a comparable election to file in the state of his or her residence and whether such filing is desirable under the circumstances.  If such a comparable election is made by Participant, Participant shall provide the Company with a notice, substantially similar (in form and manner) to Exhibit B to the extent consistent with the applicable laws and regulations of such jurisdiction, of any election so filed in the state of residence.  The Company may withhold from any payments that it or any of its Subsidiaries or other Affiliates would otherwise make to Participant, or require Participant to pay to the Company (in which case Participant will become obligated to pay), employment or other taxes that are intended to be borne by Participant but under applicable law, is to be paid by the Company or any of its Subsidiaries to the applicable taxing authorities for Participant or Participant’s benefit or on Participant’s behalf.

5.3Transfer.  Except as otherwise set forth herein and in the LLC Agreement, Participant shall not be entitled to Transfer the Award.

5.4Remedies.  Participant shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting in a disposition of the Award which is in violation of the provisions of this Agreement.  Without limiting the generality of the foregoing, Participant agrees that the Company Group shall be entitled to obtain specific performance of the obligations of Participant under this Agreement and immediate injunctive relief in the event any action or proceeding is brought in equity to enforce the same.  Participant will not urge as a defense that there is an adequate remedy at law.  Each party shall be responsible for its respective legal fees; provided, that the trier of fact shall have the discretion to award the “prevailing party”, as determined by trier of fact, the reasonable attorneys’ fees and disbursements of the prevailing party incurred in connection with the proceeding.

5.5Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

5.6Unit Certificate Restrictive Legends.  Certificates evidencing the Award, shall bear such restrictive legends as the Company and/or the Company’s counsel may deem necessary or advisable under applicable law or pursuant to this Agreement.

5.7Notices.  Any notice, approval, consent, payment, demand or communication required or permitted hereunder to be given to any party under this Agreement shall be effective upon receipt (or refusal of receipt) and shall be in writing and delivered personally or sent by electronic mail (via a .pdf), overnight courier, or certified or registered mail, postage prepaid, to:

If to the Company:

X-Energy Management, LLC

c/o X-Energy Reactor Company, LLC

801 Thompson Ave.

Rockville, MD

Attention: Steven L. Miller

Email: smiller@x-energy.com

with a copy (which shall not constitute notice) to:

Morrison Cohen LLP

909 Third Avenue

New York, New York 10022

Facsimile:  212-735-8708

Attention:  Alan M. Levine, Esq.

E-mail address:  alevine@morrisoncohen.com

If to Participant:

to the last home address and e-mail address on file with the Company or any of its Subsidiaries.

5.8Counterparts.  This Agreement may be executed in any number of counterparts, any of which may be executed and transmitted by facsimile or “.pdf”, and each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same instrument.

5.9Binding Effect; Successors and Assigns.  Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors and assigns of the parties hereto, including, without limitation, any business entity that succeeds to the business of the Company.

5.10Entire Agreement; Amendments and Waivers.  This Agreement, together with the Plan and the LLC Agreements, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.  This Agreement may not be amended except in an instrument in writing signed on behalf of each of the parties hereto and approved by the Administrator.  No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.  In the event of any conflict of terms among this Agreement, the Plan or the LLC Agreements, the terms of the LLC Agreements shall prevail.

5.11Invalidity.  If for any reason one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

5.12Titles.  The titles, captions or headings of the sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

5.13Defined Terms.  Capitalized terms used herein but not defined shall have the meanings set forth in the Plan or the LLC Agreement, as applicable.

5.14Third Party Beneficiaries.  No rights, benefits or obligations under this Agreement shall inure to a third party.

5.15Further Action.  Each individual married Participant who is or becomes a resident of a community property state shall cause his or her spouse to execute Consent of Spouse attached hereto as Exhibit C on the date hereof or if an individual Participant who is or becomes a resident of a community property state is not married on the date hereof but hereafter becomes married, he or she shall cause his or her spouse to execute Consent of Spouse attached hereto as Exhibit C.

[SIGNATURE PAGE FOLLOWS]

Signature Page to Profits Interest Award Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Profits Interest Award Agreement as of the Effective Date.

X-Energy Management, LLC, a Delaware limited liability company

By:
Name:
Title:

PARTICIPANT:

(Sign Name)

Number of Class B-1 Common Units subject to the Award:
Number of Class B-2 Common Units subject to the Award:
Profits Interest Participation Threshold:	$467,269,180

EXHIBIT A

ACKNOWLEDGMENT REGARDING ELECTION

PURSUANT TO SECTION 83(B) OF

THE INTERNAL REVENUE CODE

The undersigned, a Member of X-Energy Management, LLC, a Delaware limited liability company (the “Company”), and holder of Class B-1 and Class B-2 Common Units (the “Award”) of the Company, hereby states, as of the date of issuance of the Award, as follows:

1.The undersigned acknowledges receipt of a copy of that certain X-Energy Management, LLC Profits Interest Award Agreement, dated September 12, 2022 (the “Agreement”).  The undersigned has carefully reviewed the Agreement.

2.The undersigned either [check as applicable]:

___

(a) has consulted, and has been fully advised by, the undersigned’s own tax advisor regarding the federal, state and local tax consequences of being issued the Award under the Agreement, and particularly regarding the effect of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and pursuant to the corresponding provisions, if any, of applicable state laws (the name and business address of the undersigned’s tax advisor is: _______________________________________); or

___	(b) has knowingly chosen not to consult such tax advisor.

3.The undersigned hereby states that the undersigned will make an election pursuant to Section 83(b) of the Code and is submitting to the Company, together with the undersigned’s executed Agreement, a copy of an executed election form which is attached as Exhibit B to the Agreement.

4.Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the issuance of the Award to the undersigned pursuant to the Agreement.

5.The undersigned is also submitting to the Company, together with the Agreement, a copy of an executed election form of the undersigned pursuant to provisions of state law corresponding to Section 83(b) of the Code, if any, which are applicable to the issuance of the Award to the undersigned pursuant to the Agreement.

Date:                                       , 2022

EXHIBIT B

Section 83(b) Election

1.The name, taxpayer identification number, address of the undersigned, and the taxable year for which this election is being made are:

Taxpayer’s Name:
Taxpayer’s Social Security Number:
Address:
Taxable Year: Calendar Year 2022

2.	The property which is the subject of this election is 250,000 Class B-1 Common Units and 100,000 Class B-2 Common Units (the “Units”) of X-Energy Management, LLC (the “Company”).

3.	The Units were transferred to me on September 12, 2022. This election is being made with respect to the calendar year 2022.

4.

The Units are subject to the following restrictions:  the Units are subject to time-based vesting conditions and, thereafter, remain subject to repurchase and forfeiture on my termination of employment.  The Units are also subject to transferability restrictions.

5.

The fair market value of the Units at the date of transfer (determined without regard to any restriction other than a non-lapse restriction, as defined in Section 1.83-3(h) of the Income Tax Regulations) was $0.00 per Unit.

6.	The amount paid for the Units was $0.00.

7.	The amount to include in gross income is $0.00.

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property.  A copy of the election will also be furnished to the person for whom the services were performed.  The undersigned is the person performing the services in connection with which the property was transferred.

Dated:
Taxpayer

EXHIBIT C

FORM OF CONSENT OF SPOUSE

The undersigned, being the spouse of the respective Member who signed the Limited Liability Company Agreement of X-Energy Management, LLC, dated as of June 13, 2022 (as may be further amended from time to time, the “Agreement”), has read and hereby approves of the terms of the Agreement, and consents to each of the transactions contemplated thereby, including but not limited to the restrictions on Transfer of Units and the repurchase provisions applicable to Units upon the occurrence of divorce and other specified events.  The undersigned hereby agrees that his or her spouse may join in any future amendment, restatement, modification or supplement of the Agreement without any further signature, acknowledgement, agreement or consent on his or her part; and further agrees that any interest which he or she may have in Units in the Company owned directly or beneficially by his or her spouse shall be subject to the provisions of the Agreement.

Dated:
Name:

EXHIBIT D

MEMBER’S ASSENT

The undersigned hereby assents to the Limited Liability Company Agreement, dated as of June 13, 2022 (as may be further amended from time to time, the “Agreement”), by and among X-Energy Management, LLC, a Delaware limited liability company, and certain other parties named therein, as such Agreement may be amended from time to time, and hereby agrees to become a party to such Agreement and be bound by all of the applicable terms and provisions thereof as fully as if the undersigned had been named as an original Member in such Agreement.

Executed as of                                               .

Print Name and Address:

Steven Miller